Commitments	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments
Note 19 — Commitments
Unfunded Lending Commitments
We have originated floating-rate reverse mortgage loans under which the borrowers have additional borrowing capacity of $861.2 million at September 30, 2015. This additional borrowing capacity is available on a scheduled or unscheduled payment basis. We also had short-term commitments to lend $373.0 million and $12.1 million in connection with our forward and reverse interest rate lock commitments outstanding at September 30, 2015.
Long Term Contracts
Our business is currently dependent on many of the services and products provided by Altisource under long-term agreements, many of which include renewal provisions. Our servicing platform runs on an information technology system that we license from Altisource. If Altisource were to fail to fulfill its contractual obligations to us, including through a failure to provide services at the required level to maintain and support our systems, or if Altisource were to become unable to fulfill such obligations (for example, because it entered bankruptcy), our business and operations would suffer. In addition, if Altisource fails to develop and maintain its technology so as to provide us with a competitive platform, our business could suffer.
Ocwen and OMS are parties to a Services Agreement, a Technology Products Services Agreement, an Intellectual Property Agreement and a Data Center and Disaster Recovery Services Agreement with Altisource. Under the Services Agreements, Altisource provides various business process outsourcing services, such as valuation services and property preservation and inspection services, among other things. Altisource provides certain technology products and support services under the Technology Products Services Agreements and the Data Center and Disaster Recovery Services Agreements. These agreements expire August 31, 2025. Ocwen and Altisource have also entered into a master services agreement pursuant to which Altisource provides certain loan origination services to Homeward and Liberty, and a general referral fee agreement pursuant to which Ocwen receives referral fees which are paid out of the commission that would otherwise be paid to Altisource as the selling broker in connection with real estate sales services provided by Altisource. A Data Access and Services Agreement under which we agreed to make available to Altisource certain data from Ocwen’s servicing portfolio in exchange for a per asset fee was terminated on March 31, 2015. Amounts incurred or received in connection with the above agreements for periods prior to January 1, 2015 are disclosed in Note 17 – Related Party Transactions.
Certain services provided by Altisource under these agreements are charged to the borrower and/or mortgage loan investor. Accordingly, such services, while derived from our loan servicing portfolio, are not reported as expenses by Ocwen. These services include residential property valuation, residential property preservation and inspection services, title services and real estate sales.
We have also entered into Support Services Agreements with Altisource setting forth certain services that Altisource and Ocwen may provide to each other in such areas as human resources, corporate services, Six Sigma, quality assurance, quantitative analytics, treasury, accounting, tax matters and strategic planning. These Support Services Agreements run through October 2017 and September 2018, respectively, with automatic one-year renewals thereafter. Beginning April 1, 2015, the only services that are regularly provided under these Support Services Agreements are corporate services such as facilities management and mailroom support services and vendor procurement for information technology and facilities.
On December 21, 2012, we entered into a 15-year servicing agreement with Altisource Residential, L.P., the operating partnership of Residential, pursuant to which Ocwen will service residential mortgage loans acquired by Residential and provide loan modification, assisted deed-in-lieu, assisted deed-for-lease and other loss mitigation programs.

Note 27 — Commitments
Unfunded Commitments
We have originated floating-rate reverse mortgage loans under which the borrowers have additional borrowing capacity of $597.5 million at December 31, 2014. This additional borrowing capacity is available on a scheduled or unscheduled payment basis. We also had short-term commitments to lend $228.8 million and $10.6 million in connection with our forward and reverse mortgage loan interest rate lock commitments, respectively, outstanding at December 31, 2014.
Lease Commitments
We lease certain of our premises and equipment under non-cancelable operating leases with terms expiring through 2019 exclusive of renewal option periods. Our annual aggregate minimum rental commitments under these leases are summarized as follows:

2015	$20,423
2016	19,637
2017	12,599
2018	5,822
2019	1,359
Thereafter	—
59,840
Less: Sublease income	(8,863)
Total minimum lease payments, net	$50,977

In connection with business acquisitions we completed in recent years, we assumed the obligation for the lease agreements associated with certain facilities. The rental commitments in the table above for operating leases include the remaining amounts due through the earlier of the lease expiration date or the early termination date.
We sublease 2,155 square feet of space from Altisource on a month-to-month basis as our principal executive office in Atlanta, Georgia.
We converted rental commitments for our facilities outside the U.S. to U.S. dollars using exchange rates in effect at December 31, 2014. Rent expense for 2014, 2013 and 2012 was $19.0 million, $27.4 million and $14.7 million, respectively.